OPPORTUNITY PLUS

A GROUP DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Supplement Dated April 9, 2026, to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2025

This supplement updates and amends certain information contained in your variable annuity contract prospectus, initial summary prospectus and updating summary prospectus. Please read it carefully and keep it with your contract prospectus or summary prospectus for future reference. Capitalized terms not defined in this supplement each shall have the meaning given to them in your contract prospectus or summary prospectus.

NOTICE OF AND INFORMATION ABOUT

UPCOMING FUND SUBSTITUTION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Global Perspectives® Portfolio (Class I).

In accordance with procedures established by the U.S. Securities and Exchange Commission, Voya Retirement Insurance and Annuity Company (the “Company”) and its Variable Annuity Account B (the “Separate Account”) intend to replace, effective on or about the close of business on May 15, 2026 (the “Substitution Date”), a certain fund in which a subaccount of the Separate Account invests (the “Existing Fund”) with a certain other fund (the “Replacement Fund”) as follows (the “Substitution”):

Existing Fund	Replacement Fund
Voya Global Perspectives® Portfolio (Class I)	Dimensional VA Global Moderate Allocation Portfolio (Institutional Class)

•	Prior to the Substitution Date and for thirty days thereafter, you may transfer amounts allocated to the subaccount that invests in the Existing Fund to any other available subaccount or to any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).
•	On the Substitution Date, your investment in the subaccount that invests in the Existing Fund will automatically become an investment in the subaccount that invests in the Replacement Fund with an equal total net asset value.
•	Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the subaccount that invests in the Existing Fund will be automatically allocated to the subaccount that invests in the Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at Defined Contributions Administration, P.O. Box 990063, Hartford, CT 06199-0063 or (800) 584-6001. See the “INVESTMENT OPTIONS” section beginning on page 13 of your contract prospectus for information about making allocation changes.
•	You will not incur any fees or charges or any tax liability because of the Substitution, and your Contract value immediately before the Substitution will equal your Contract value immediately after the Substitution.
•	The current overall expenses of the Replacement Fund are less than the current overall expenses of the Existing Fund. The fees and expenses of the Replacement Fund are more fully described in the Replacement Fund’s summary prospectus.
•	The investment objective and policies of the Replacement Fund are comparable to the investment objective and policies of the Existing Fund. The investment objective of the Replacement Fund, along with information about the Replacement Fund’s investment adviser, is more fully described in the Replacement Fund’s summary prospectus.
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•	A summary prospectus for the Replacement Fund accompanies this supplement. Read the summary prospectus carefully before deciding what to do with amounts allocated to a subaccount that invests in the Existing Fund. If you have not received a summary prospectus, or if you need another copy, please contact Customer Service at (800) 584-6001.
•	After the Substitution Date, the subaccount investing in the Existing Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future supplements to the contract prospectus.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

Defined Contributions Administration

P.O. Box 990063

Hartford, CT 06199-0063

(800) 584-6001

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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